ALPS ETF TRUST

Workplace equality portfolio (NYSE ARCA: EQLT)

(THE “FUND”)

SUPPLEMENT DATED MAY 3, 2018

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED MARCH 31, 2018

Effective April 30, 2018, Denver Investment Advisors, LLC, index provider for the Workplace Equality IndexTM, the Fund’s underlying index, was acquired by Segall Bryant & Hamill, LLC (“SBH”). Therefore, the disclosures contained in the Summary Prospectus and Prospectus are modified as follows:

All references to the Workplace Equality IndexTM in the Summary Prospectus and Prospectus are hereby deleted and replaced with the Workplace Equality Index®.

The fourth sentence of the “Principal Investment Strategies” section of the Fund’s Prospectus and Summary Prospectus is hereby deleted and replaced with the following:

The Underlying Index is compiled by Segall Bryant & Hamill, LLC (“SBH” or the “Index Provider”).

The first sentence of “Underlying Index Description” section of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Underlying Index, which is compiled by Segall Bryant & Hamill, LLC (“SBH” or the “Index Provider”), was created in November 2013 to provide a benchmark for the performance of companies which support workplace equality for lesbian, gay, bisexual and transgender (“LGBT”) employees.

The “Index Provider” section of the Fund’s Prospectus is hereby deleted and replaced with the following:

SBH is the index provider for the Fund. SBH is an independent investment management firm headquartered in Chicago, with offices in St. Louis, Philadelphia, Denver, and Naples, Florida. The firm was established in 1994 and offers domestic equity and fixed income strategies, international and global equity, and alternative strategies for institutional and wealth management clients. SBH and its predecessors have been screening companies on the basis of LGBT workplace policies for clients since March of 1998. The Underlying Index was created in November 2013 as an extension of work that was performed at the request of clients. SBH has entered into an index licensing agreement with the Adviser to allow the Adviser’s use of the Underlying Index for the operation of the Fund. The Adviser pays licensing fees to SBH from the Adviser’s management fees or other resources.

The first three paragraphs of the “Disclaimers” section of the Fund’s Prospectus are hereby deleted and replaced with the following:

SBH is the designer of the construction and methodology for the Underlying Index. “Segall Bryant & Hamill, LLC” and “Workplace Equality Index®” are service marks or trademarks of SBH. SBH acts as brand licensor for the Underlying Index. SBH is not responsible for the descriptions of the Underlying Index or the Fund that appear herein. SBH is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by SBH. SBH makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. SBH has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. SBH is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. SBH has no obligation or liability in connection with the administration or trading of the Fund.

SBH does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and SBH shall have no liability for any errors, omissions, or interruptions therein. SBH makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. SBH makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall SBH have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ALPS ETF TRUST

Workplace equality portfolio (NYSE ARCA: EQLT)

(THE “FUND”)

SUPPLEMENT DATED MAY 3, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MARCH 31, 2018

AS SUPPLEMENTED FROM TIME TO TIME

Effective April 30, 2018, Denver Investment Advisors, LLC (“Denver Investments”), index provider for the Workplace Equality IndexTM, the Fund’s underlying index, was acquired by Segall Bryant & Hamill, LLC (“SBH”). Therefore, all references to Denver Investment Advisors in the SAI are hereby deleted, and the disclosures contained in the SAI are modified as follows:

All references to the Workplace Equality IndexTM in the SAI are hereby deleted and replaced with the Workplace Equality Index®.

The first two paragraphs in the “Information about the Index Providers and Disclaimers-The EQLT Fund” section of the Fund’s SAI are hereby deleted and replaced with the following:

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Segall Bryant & Hamill, LLC (“SBH”). SBH makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). SBH has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Underlying Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining, composing or calculating the Underlying Index. SBH is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. SBH has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

SBH does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and SBH shall have no liability for any errors, omissions, or interruptions therein. SBH makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein. SBH makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, without limiting any of the foregoing, in no event shall SBH have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between SBH and Licensee.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.